SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  May 12, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)

                                VHS NETWORK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          6705 Tomken Road, Unit 12-14
                          Mississauga, Ontario, Canada
                    (Address of principal executive offices)

                                  416/366-3571
                               905/795-9682 (fax)
                          Registrant's telephone number

                         EXODUS ACQUISITION CORPORATION
                      19900 MacArthur Boulevard, Suite 660
                            Irvine, California 92612
                         Former name and former address


             Florida                    ________              65-0656668
    (State or other jurisdiction     (Commission File      (IRS Employer
    of incorporation)                  Number)            Identification No.)

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

         (a)  Pursuant  to  an  Agreement  and  Plan  of   Reorganization   (the
"Acquisition Agreement") dated May 6, 2000, VHS Network, Inc., ("VHSN" or the "Company"), a Florida Corporation, acquired all the outstanding shares of common stock of Exodus Acquisition Corporation ("Exodus"), a California corporation, from shareholders thereof in an exchange for an aggregate of 500,000 shares of common stock of VHSN (the "Acquisition"). As a result, Exodus became a wholly owned subsidiary of VHSN.

         The Acquisition was adopted by the unanimous consent of the Board of Directors of VHSN on May 6, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

         Prior to the Acquisition, VHSN had 19,035,268 shares of common stock issued and outstanding, and 19,535,268 shares issued and outstanding following the Acquisition.

         Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, VHSN became the successor issuer to Exodus for reporting purposes under the Securities Exchange Act of 1934 (the "Act") and elects to report under the Act effective May 12, 2000.

         A copy of the Acquisition Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

         (b) The following table contains information regarding the shareholdings of VHSN's current directors and executive officers and those persons or entities known to the Company beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity). Except as noted, each person has sole voting and investment authority with respect to the Shares indicated.

                                                   Number of shares of            Percent of
                                                    Common Stock                 Common Stock
Name                                               Beneficially Owned         Beneficially Owned (1)
-----                                              ------------------         ----------------------

Elwin D. Cathcart                                    9,270,000(2)                      47.4%
President, Chairman, Chief
Executive Officer and Chief
Financial Officer
1400 Dixie Road
Mississauga, Ontario
Canada L5E 3E1


Gang Chai                                            1,048,502(3)                       5.4%
Director, Chief Operating Officer
89 Drewry Avenue
Toronto, Ontario
Canada M2M 1E1

David Smelsky                                        685,000(4)                         3.5%
Director, Secretary
RR#4

Rockwood, Ontario
Canada  N0B 2K0

Thomas Roberts                                       500,000(5)                         2.6%
Director
P.O. Box 128
Fayette AL 35555

Forte Management Corp.                               2,208,334(6)                       11.3%
Buckingham Square, Penthouse
West Bay Road, SMB
P.O. Box 1159GT
West Bay Road, SMB

Grand Cayman, Cayman Islands, BWI

Charles He                                           1,274,000(7)                       6.5%
56 Temperance Street
Suite 501
Toronto, Ontario

M5H 3V5

Qin Lu Chai                                          1,048,498(8)                       5.4%
89 Drewry Avenue
Toronto, Ontario
Canada M2M 1E1

Qing Wang                                            1,022,000(9)                       5.2%
18 Hollywood Avenue
Suite 900
North York, Toronto
Canada M4P 2B1

                                                   Number of shares of             Percent of
                                                    Common Stock                 Common Stock
Name                                               Beneficially Owned         Beneficially Owned (1)
-----                                              ------------------         ----------------------

Tai Xue Shi                                          1,022,000(10)                      5.2%
18 Hollywood Avenue
Suite 900
North York, Toronto
Canada M4P 2B1

Rouge-Mountain Corp.                                 1,259,993(11)                      6.4%
13065 Riverdale Drive NW
Coon Rapids, MN  55448

(1) The percentages reflected herein are based upon 19,535,268 shares of the Company's common stock outstanding.

(2) This figure includes 7,900,000 common shares owned by Groupmark Canada Limited which is a wholly owned corporation of Elwin D. Cathcart and 370,000 shares of common stock held by and options to purchase 250,000 shares of common stock granted to Elwin D. Cathcart at an exercise price of $0.35 per share until December 31, 2000 and options to purchase 750,000 shares of common stock at an exercise price of $0.40 per share until December 31, 2002.

(3) This figure includes conversion privileges into 698,502 shares of common stock. VHSN acquired China eMall Corporation pursuant to a share exchange agreement wherein the shareholders of China eMall, including Dr. Chai, received preferred shares of China eMall Corporation that are exchangeable on a one-for-one basis into common stock of VHSN.

(4) This figure includes options to purchase 250,000 shares of common stock granted to Mr. Smelsky at an exercise price of $0.35 per share, until December 31, 2000 and options to purchase 250,000 shares of common stock at an exercise price of $0.40 per share, until December 31, 2002.

(5) This figure includes options to purchase 250,000 shares of common stock granted to Mr. Roberts at an exercise price of $0.35 per share until December 31, 2000 and options to purchase 250,000 shares of common stock at an exercise price of $0.40 per share until December 31, 2002.

(6) This figure includes warrants to purchase up to 708,334 shares of common stock of the Company as follows: 383,334 shares at $0.50 per share until July 11, 2000; 200,000 shares at $0.60 per share until August 10, 2000; 125,000 shares at $0.95 per share until October 9, 2000.

(7) This consists of conversion privileges into 1,274,000 shares of common stock. VHSN acquired China eMall Corporation pursuant to a share exchange agreement wherein the shareholders of China eMall, including Dr. Charles He, received preferred shares of China eMall Corporation that are exchangeable on a one-for-one basis into common stock of VHSN.

(8) This includes conversion privileges into 698,498 shares of common stock. VHSN acquired China eMall Corporation pursuant to a Share Exchange Agreement wherein the shareholders of China eMall, including Qin Lu Chai, received preferred shares of China eMall Corporation that are exchangeable on a one-for-one basis into common stock of VHSN.

(9) This includes conversion privileges into 672,000 shares of common stock. VHSN acquired China eMall Corporation pursuant to a Share Exchange Agreement wherein the shareholders of China eMall, including Qing Wang, received preferred shares of China eMall Corporation that are exchangeable on a one-for-one basis into common stock of VHSN.

(10) This includes conversion privileges into 672,000 shares of common stock. VHSN acquired China eMall Corporation pursuant to a Share Exchange Agreement wherein the shareholders of China eMall, including Tai Xue Shi, received preferred shares of China eMall Corporation that are exchangeable on a one-for-one basis into common stock of VHSN.

(11)        The principal of Rouge-Mountain Corp. is William John.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         (a) The consideration exchanged pursuant to the Acquisition Agreement was negotiated on an arms-length basis between Exodus and VHSN.

         In evaluating VHSN as a candidate for the proposed Acquisition, Exodus used criteria such as the value of the assets of VHSN, VHSN's ability to compete in the information technology market, the increased use of the Internet as a sales market, VHSN's current and anticipated business operations, and VHSN's business reputation in the e-commerce community. In evaluating Exodus, VHSN placed a primary emphasis on Exodus' lack of liabilities, simplistic structure and status as a reporting company under the Section 12(g) of the Act and Exodus's facilitation of VHSN's becoming a reporting company under the Act.

         (b) The Company intends to strengthen its position in the Internet electronic commerce and smartCARD marketing business by further developing its World Wide Web technologies and by placing the primary emphasis on Internet niche properties and products that share the focus and quality specific to the Company's current lines of businesses. The Company intends to achieve this goal by enhancing growth at its existing facilities and selectively acquiring additional Internet properties and customer base.

                                    BUSINESS

                                   The Company

         VHS Network, Inc. (the "Company") was incorporated in the State of Florida on December 18, 1995, as Ronden Vending Corp. On December 24, 1996 the Company incorporated a wholly owned subsidiary called Ronden Acquisition, Inc. a Florida corporation. Ronden Acquisition, Inc. then merged with Video Home Shopping, Inc. (a Tennessee corporation) and filed articles of merger on December 27, 1996 with Ronden Acquisition, Inc. as the surviving Florida corporation. Pursuant to this merger all of the shareholders of Video Home

Shopping, Inc. received in aggregate 10,462,750 shares of common stock of the Company and employees of Video Home Shopping, Inc. had reserved for them 137,250 shares of the Company for future issuance pursuant to a stock option plan. After giving effect to this merger, 12,041,000 shares of the Company were issued and outstanding on a fully diluted basis. At the time, Video Home Shopping, Inc. was a network marketing and distribution company which offered a wide range of products and services to consumers through the medium of video tape and after the merger it was intended that video home shopping be the principal focus of the Company.

         On January 9, 1997, Articles of Merger were filed for th Company as the surviving corporation of a merger between the Company and its wholly owned subsidiary Ronden Acquisitions, Inc., completing the forward triangular merger between Video Home Shopping, Inc., Ronden Acquisition, Inc. and the Company.

         On January 9, 1997, Articles of Amendment were filed to change the name of the Company from Ronden Vending Corp. to VHS Network, Inc. On April 9, 1997 the Company incorporated VHS Acquisition, Inc. as a wholly-owned subsidiary.

         In April, 1997 the Company was restructured by way of a reverse short form merger, by which the Company merged into its wholly-owned subsidiary, VHS Acquisition, Inc. a Florida corporation. Pursuant to the reverse short form merger, the sole shareholder of VHS Network Inc. (the Manitoba corporation), Groupmark Canada Limited, received 8,000,000 common shares of the Company and a secured promissory note for US$500,000 and thus became the controlling shareholder of the Company. As a result of the reverse take-over all the former directors of the Company, except Thomas Roberts, resigned and Elwin D. Cathcart and David Smelsky were appointed directors of the Company.

         On or about April 28, 1997 the Company, under its curren management, commenced a private placement of its common shares under Rule 504 of Regulation D promulgated under the Securities Act of 1933, for a maximum aggregate offering of less than $1,000,000. The Company raised proceeds of $416,492.50 under this offering.

         On November 20, 1997 the board of directors of the Company approved a reverse stock split of the issued and outstanding common shares on a 20 for 1 basis.

         On March 31, 1998 the promissory note payable to Groupmark Canada Limited in the amount of US$500,000 was converted to 5,000,000 restricted shares of the Company's common stock. In May, 1998, 1,399,992 restricted shares of common stock were issued in an arm's length transaction for the purchase of inventory for resale.

         The inventory consists of full color lithographic prints from a sold-out limited edition release, "The Andover Series" by artist Jim Perleberg. The Company will be offering these prints for sale through its own website and other Internet sites.

         On December 21, 1999, the Company commenced a private placement of its common stock under Rule 504 of Regulation D promulgated under the Securities Act of 1933 and section 203 (t) of the Pennsylvania Securities Act of 1972. The Company raised proceeds of $950,000 pursuant to this offering.

         A copy of the Private Placement Offering Materials is filed as an exhibit to this Form 8-K/A and is incorporated in its entirety by reference.

         On April 12, 2000, VHS Network, Inc., acquired all of th issued and outstanding common stock of China eMall Corporation pursuant to a share exchange agreement made between VHS Network, Inc., China eMall Corporation, Uphill Capital Inc., GDCT Investment Inc., Gang Chai, Qin Lu Chai, Qing Wang, Tai Xue Shi, Charles He and Forte Management Corp. (the "Share Exchange Agreement"). The common stock of China eMall was held by five individual shareholders and three corporations. Two of the corporate shareholders, GDCT Investment Limited and Uphill Capital Inc., were holding companies whose only activities were holding shares of China eMall. VHS Network, Inc., purchased all the issued and outstanding shares of GDCT Investment Limited and Uphill Capital Inc., and thus indirectly acquired the shares of China eMall held by these companies. The shareholders of GDCT Investment Limited and Uphill Capital Inc., received common stock in VHS Network, Inc., pursuant to the Share Exchange Agreement. The other corporate shareholder, Forte Management Corp., received common stock of VHS Network, Inc., in exchange for its shares of China eMall. All the shareholders of Chine-eMall who are individuals received Class B Special Shares of China eMall that are exchangeable on a one for one basis for common stock of VHS Network, Inc. In total, VHS issued 2,100,000 shares of common stock on closing and has allotted 4,015,000 shares of common stock for issuance when the Class B Special Shares are exchanged into shares of common stock of VHS Network, Inc.

         A copy of the Share Exchange Agreement is filed as an exhibit to this Form 8-K/A and is incorporated in its entirety by reference.

                    RECENT SALES OF UNREGISTERED SECURITIES e


         Starting in April, 1997 and continuing into 1998, the Company, under its current management continued an offering pursuant to Rule 504 of Regulation D promulgated under the Securities Act of 1933 which would have allowed it to raise a maximum of $890,000. Each purchaser completed a subscription agreement. The Company raised a total of $416,492 pursuant to this offering with the issuance of common shares as follows:

         Purchase                                             Number of Shares
         --------                                             ----------------
         Tomorrow's Stock Today, Inc.                         945,000
         Robert Seary                                         759,000
         Dana Sieber                                          650,000
         Thomas Michael Vitucci                               700,000

         On May 8, 1998, the Company issued 5,000,000 common shares to Groupmark Canada Limited based on a price of $0.10 per share in full satisfaction of a promissory note in the amount of $500,000. The exemption from registration relied on by the Company is Regulation S promulgated under the Securities Act of 1933, as amended.

         On May 14, 1998, the Company issued 1,399,992 common shares to Rogue-Mountain Corp. in an arm's length transaction for the purchase of inventory valued at $559,997. The Company relied upon the exemption from registration provided under Regulation D, Rule 506.

         On October 13, 1999 the directors passed a resolution to issue 370,000 common shares to Elwin D. Cathcart and 185,000 common shares to David Smelsky in lieu of salary as officers of the Company. The Company relied upon the exemption from registration provided under Regulation D, Rule 506.

         On December 20, 1999, the Company issued 150,000 common shares to Steven Rossi and 350,000 common shares to Kevin Waltzner as payment for consulting services rendered to the Company pursuant to consulting agreements dated December 20, 1999, and December 16, 1999, respectively. The exemptions from registration relied on are provided by Rule 504 of Regulation D, promulgated under the Securities Act of 1933, as amended and section 203 (t) of the Pennsylvania Securities Act of 1972, as amended. During the first three months of 2000 the Company issued 2,083,333 common shares to Paul Winters at prices of $0.10 and $0.60 for aggregate proceeds of $950,000. The purchaser was provided with a private placement memorandum, completed an investor questionnaire and a subscription agreement. This private placement was made in reliance on the exemption from registration provided by Rule 504 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") and section 203 (t) of the Pennsylvania Securities Act of 1972, as amended. The issuances of this 504 offering are summarized below:

        Purchaser                          Number of Shares          Price
        Steven Rossi                       150,000                   $0.10
        Kevin Waltzner                     350,000                   $0.10
        Paul Winters                       600,000                   $0.10
        Paul Winters                       1,483,333                 $0.60


         On April 12, 2000 pursuant to a share exchange agreement for the acquisition of China eMall Corporation, the Company issued 2,100,000 common shares and further allotted 4,015,000 common shares for issuance on exchange of the Class B Special Shares of China eMall for common shares of the Company. The holders of the Class B Special Shares can exchange any or all of their Class B Special Shares for common shares of the Company at any time however if any Class B Special Shares remain issued and outstanding after the expiration of the earlier of (A) three years from the date on which a Form SB-2 or similar filing has been filed with the SEC with respect to the common shares of the Company and the SEC has reach a position of no further comment, and (B) five years after which such Exchangeable Shares were issued, then China eMall Corporation may redeem the Class B Special Shares on payment of one common share of the Company for each Class B Special Share. The 2,100,000 shares were issued as follows:

                  Purchaser                          Number of Shares
                  ---------                          ----------------
                  Gang Chai                          350,000
                  Qin Lu Chai                        350,000
                  Qing Wang                          350,000
                  Tai Xue Shi                        350,000
                  Forte Management Corp.             700,000

         The 4,015,000 Class B Special Shares were issued as follows:

                  Purchaser                          Number of Shares
                  ---------                          ----------------
                  Gang Chai                          698,502
                  Qin Lu Chai                        698,498
                  Qing Wang                          672,000
                  Tai Xue Shi                        672,000
                  Charles He                       1,274,000

         In April, 2000 the Company issued 50,000 common shares to Alexander Stewart for the provision of legal services. The shares were valued at $0.50 and were issued in reliance upon the exemption from registration under Regulation S.

         In April, 2000 the Company completed a private placement with Forte Management Corp. a non-US investor operating outside the United States for the issuance of 550,000 common shares and 1,225,000 share purchase warrants for proceeds of $110,000. The warrants have the following expirations dates and exercise prices.

         Number of Warrants            Expiration Date       Exercise Price
         ------------------            ---------------       --------------
                  400,000              June 12, 2000            $0.35
                  500,000              July 11, 2000            $0.50
                  200,000              August 10, 2000          $0.60
                  125,000              October 9, 2000          $0.95

         As of the date hereof 250,000 warrants have been exercised for proceeds of $105,000 to the Company.

         In March, 2000 the Company issued 2,500,000 restricted shares of common stock to Groupmark Canada Limited in satisfaction of $865,868 owed under the management services agreement between the Company and Groupmark. The Company relied upon exemptions from registration available under Regulation D, Rule 506 and Regulation S.

                               CURRENT OPERATIONS

                  Over the last two years the Company believes that it has positioned itself to identify technologies and market opportunities in the United States, Canada and abroad in Internet and smartCARD loyalty marketing. The Company currently operates and/or develops two lines of business as follows:

                  SmartCARD. The Company is developing to engage in the sale of computer chip- based plastic access cards that utilize the Company's proprietary smartCARD technology. This technology enables the cards to be used for identification purposes and as debit or charge cards. The Company intends to focus its marketing efforts on companies that wish to distribute these cards to their customers as a reward for their loyalty. Groupmark Canada Limited owns the registered trade- mark "smartCARD" in Canada and has a pending application in the United States. Groupmark Canada has granted the Company a license to use the trademark smartCARD and the know-how related to the sourcing, production, manufacture and marketing of the chip-based plastic access cards, pursuant to a License Agreement dated January 1, 2000. The license granted to the Company allows the Company to manufacture and market smartCARDs worldwide on a non-exclusive basis for a term of 10 years and to utilize the technology and other know-how related to smartCARDs in exchange for royalty of 5% of the Company's wholesale selling price of the product. Under the License Agreement, the Company must pay the royalty to Groupmark Canada on a quarterly basis based on income received in each quarter.

                  A copy of the License Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

                  o        Competition

                           There are  approximately  twelve to fifteen companies
who manufacture chip- based cards, all of which have vast financial, personnel, marketing and sales resources in comparison with the Company. However, these companies focus the marketing of these cards for security purposes and debit or charge cards, whereas the Company will be focusing its marketing of these cards as a loyalty reward to a company's customers.

                  o        Supplier

                           The  Company's  success as a marketer  of  e-commerce
products depends on its ability to obtain a reliable source of products and then locate retailers who wish to purchase these products. The Company believes it can obtain smartCARDS from up to six different suppliers depending on the type of card that is needed. There are however other suppliers that would be able to supply the products.

         China eMall

                  Acquisition. The Company recently acquired all the common shares of China eMall Corporation, a corporation incorporated pursuant to the Business Corporations Act (Ontario). China eMall is an e-commerce company that provides Internet marketing and information services to facilitate trade between Chinese and western businesses. China eMall's primary focus is to establish an on-line presence to facilitate the export of Chinese products. Through its multi-functional portal, Chinese suppliers can post their products and services in a format that is easy for searching, quoting and tracking, thus giving western buyers access to multiple suppliers for the best quality and price.

                  Realizing that there is a difference business culture and financial systems as between China on the one hand and North America and Europe on the other hand, China eMall allocates a substantial amount of resources assisting web-site users in effecting communications between buyers and sellers, import/export processing, financial transactions and product services. China eMall's business makes use of Internet technology to speed up the export process and broaden the sales channels for Chinese goods and services, and more importantly, brings customers into direct contact with Chinese producers who can constantly upgrade their products to meet customers' needs. China eMall has an agreement with Wangfujing Department Store Ltd., the "Wal Mart" of China, as its prime product supplier. With the tremendous resources and expertise in retail business, Wangfujing can make the identification, organization and exporting of Chinese products a lot more efficient and economic.

                  China eMall has the following goals:

  o    to provide an online  business to business  porta for both the  suppliers
       and  purchasers  to  engage  in  direct   business   communications   and
       transactions;

  o to provide critical assistance to both the suppliers and purchasers to complete the business transactions;

  o    to offer various China based services to wester customers; and

  o to create a market place for China-related good that can attract a broad range of companies for advertisement.

          Market. China is one of the largest economies in the world and is therefore an important market for the export of consumer goods and services. International trade has mushroomed during the last decades since China began its economic reform and started its open door policy to foreign economies. Revenue from export was close to US$200 billion last year alone. China eMall believes that capturing a piece of the export market could translate into tremendous economic value.

                  History. China eMall, incorporated on February 5, 1999, was established by Dr. Gang Chai, and two partners, Dr. Charles He, a computer expert, and Ms. Qing Wang a veteran Chinese businesswoman. In April, 1999, the initial China eMall website, based on a software platform Intershop, was built and began test functioning. In May, 1999, Dr. Chai made initial contact with Wanfujing Dept. Store Group Ltd. regarding this concept and received a welcoming response. Other manufacturers contacted were very enthusiastic about joining China eMall as product suppliers. In August 1999, China eMall signed an initial supply agreement with Wangfujing. In the mean time, China eMall supplied personnel to assist in product photo-ampling, scanning and data inputting and an upgraded version of China eMall's website was built. China eMall continued to contact more suppliers to broaden its product lines. In November 1999, China eMall introduced services in addition to its product line and is planning to focus on marketing and sales of services. On February 12, 2000, all the issued and outstanding common shares of China eMall were acquired by the Company.

                  Products - Manufactured  Goods.  China eMall offers a complete spectrum of products that are catalogue and organized under twenty categories that appear on the home page of the website www.china-emall.com as follows:
Agriculture; Apparel; Arts & Crafts; Chemical Industry; Communications & Transportation; Construction & Decoration; Electronics; Energy & Mineral Resources; Entertainment; Food; Health & Medicine; Home & Garden; Industrial Supplies; Jewelry, Clocks & Watches; Office Supplies; Pet Supplies; Security; Sports; Textiles, Silk; and Toys.

                  Internet Services. One distinctive feature of China eMall business model is that the company offers a broad range of China based services and opportunities such as high tech projects, legal services and translation services. The service aspect will be the main emphasis of China eMall's offerings and revenue generator. The following services are offered:

          Business Information Services:

      o   Macro- and micro- economy of China;

      o   Update of various sectors of industry and business opportunities;

      o   Special industrial reports for individual companies ;

      o   Posting  of  government   services  Government   policies,   laws  and
          regulations;

      o Update of the changes of government's administration system Investment projects from various levels of government;

      o   Engineering projects from various levels of government; and

      o   Other available projects from the government.

                 Professional services:

                 o    Construction and Engineering services for projects abroad;

                 o    Business consulting for western companies; and

                 o    Technical   and  labor   exchange,   including   providing
                      technical personnel and skillful workers.

                 Financial services:

                 o Services for companies to get listed in foreign stock exchanges; and

                 o    Financing,   including  stocks  and  loans,   training  of
                      financial personnel.


                 Other services:

                 o    Traveling services for both Chinese and Foreigners;

                 o    Immigration;

                 o    Studying abroad; and

                 o    Investment abroad.

     Business Strategy. China eMall's management intends to establish a major e-commerce center to link China and Western business markets using the following strategies:

                 Short Term

                 o Selecting entry products from brand suppliers as a base for the initial establishment;

                 o Outsourcing exporting duties to suppliers and importing duties to importing agencies. China eMall will mainly coordinate the process in order to fulfill its supply side objective. China eMall believes that this will ensure a variety and quality of goods and timely delivery of products to customers;

                 o Building up marketing and sales infrastructure by establishing a sales force and by acquiring a few existing exporting businesses for the initial sales and customer base, as well as experts in related fields. China eMall will expand the sales side by providing wider ranges of products in each category, streamlining the exporting/importing process, and building the marketing and sales infrastructure;

                 o Identifying and establishing services that many Western companies are anxious to access and are of immediate values to those companies. In the near future, China eMall will focus on services such as business consulting, traveling and translation; and

                 o Through active marketing, trying to establish China eMall as a brand e-commerce name in North America to increase viewers.

         Long Term

         o Broadening product bases to have a ful chain of merchandise for customers outside of China;

         o    Increasing  the  proportion of retail  purchases;

         o Expanding services offered as China eMall is established and accepted by Western customers; and

         o Starting to host Chinese business on China eMall's web site by renting out web space as well as offering web service to provide China eMall's Chinese tenants with more standard web pages.

Marketing Strategies. China eMall intends to use various marketing channels to build up its name and obtain market shares for its products and services such as the following:

         Internet Marketing

         o China eMall will actively post its web site to various search engines and advertise its site in the most popular portals or other popular web sites to attract the maximum numbers of visitors.

         Business-Business

         o Easy to realize at lower costs as ther are only a limited number of businesses compared to individual consumers and marketing can be done through posting to various business associations and other distributors.

         Business-Government

         o Western government may want to help it companies for China related business and governments may provide special channels for various reasons.

         Other Channels

         o The acquisition of China eMall by the Company gives China eMall an immediate advantage through broadcasting news releases; and o Professional marketing companies will also be hired to do traditional media marketing.

         Competition. The business of China eMall Corporation competes with the traditional export market including wholesalers and distributors as well as with other Internet wholesalers and distributors, such as the meetChina.com. This industry hosts a number of well-established competitors including national, regional and local companies within and outside China possessing greater financial, marketing, personnel and other resources than China eMall. There is no assurance that the China eMall will be able to market or sell its products if faced with direct product and services competition from these larger and more established wholesalers and distributors.

TRADEMARKS AND PATENTS

        The Company has no registered or pending patents and trademarks.

PROPERTY

         Since September 1999, the Company's principal executive office is located at 6705 Tomken Road, Unit 12-14 Mississauga, Ontario, Canada, a 1,200 square foot facility for which it pays rent on a month to month basis of $10.00 per square foot per year or $1,000 per month. All operations including system development, control and maintenance are performed at this facility. The Company shares the facility with Groupmark Canada Limited. The Company believes these facilities are adequate for its operations for the foreseeable future.

         China-eMall maintains its office at 56 Temperance St. Toronto, Canada. China e-Mall shares the premises with another tenant on a month to month basis at the annual rent of $18,000 or $1,500 per month. It is the Company's intention to find suitable accommodation where VHSN could house both smartCARD operation and China e-Mall operation at the same facility.

         The principal offices of Exodus are as set forth in a copy of the Exodus Form 10-SB.

LITIGATION

         There is no outstanding litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it. The Company is aware that the Internal Revenue Service subpoenaed records from its transfer agent. Through telephone conversations with the IRS the Company has been informed that the investigation is focused on a director of a corporation that merged with the Company.

EMPLOYEES

         The Company has 5 full time employees and one part time employee. All employees are employed and paid by Groupmark and their services are provided to VHS as needed and billed through the Groupmark-VHS management services agreement.

DESCRIPTION OF SECURITIES

         The Company has an authorized capitalization of 100,000,000 shares of common stock, $.001 par value per share, of which 19,035,268 shares have been issued and are outstanding, and 25,000,000 shares of preferred stock, $.001 par value per share, of which no shares are issued and outstanding. Exodus is authorized to issue 50,000,000 shares of common stock, 5,000,000 of which are issued and outstanding, all 5,000,000 shares of Exodus are owned by the Company.

Common Stock. Each common share entitles the holder thereof to one vote on each matter with respect to which shareholders have the right to vote, to fully participate in all shareholder meetings, and to share ratably in the net assets of the corporation upon liquidation or dissolution, but each such share shall be subject to the rights and preferences of the preferred shares. Subject to the preferences of any Preferred Stock that may be issued in the future, the holders of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors. All outstanding shares of Common Stock are fully paid and non-assessable.

Preferred Shares. Subject to the provisions of the Articles of Incorporation and limitations prescribed by law, the Board of Directors has the authority to issue up to 25,000,000 shares of Preferred Stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend right, dividend rates, conversion rates, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series or the designation of such series, which may be superior to those of the Common Stock, without further vote or action by the shareholders. There will be no shares of Preferred Stock outstanding upon the filing of the Form 8-K and the Company has no present plans to isue any Preferred Stock.

Dividends. Dividends, if any, will be contingent upon the Company's revenues and earnings, if any, capital requirements and financial conditions. The payment of dividends, if any, will be within the discretion of the Company's Board of Directors. The Company presently intends to retain all earnings, if any, for use in its business operations and accordingly, the Board of Directors does not anticipate declaring any dividends prior to a business combination.

TRANSFER AGENT

         Florida Atlantic Stock Transfer, Inc., Tamarac, Florida, acts as transfer agent for the Common Stock of the Company.

MARKET FOR THE COMPANY'S SECURITIES

         The Company has been a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of

1933 pursuant to Rule 504 of Regulation D of the General Rules and Regulations of the Securities and Exchange Commission. Until May __, 2000, the Company's common stock was traded on the NASD OTC Bulletin Board under the symbol VHSN. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934. The Company's Shares are currently trading only in the pink sheets.

         The Company was required to become a reporting company by the close of business on May 17, 2000. VHSN acquired all the outstanding shares of Exodus to become successor issuer to it pursuant to Rule 12g-3 in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market.

         The following table represents the high and low bid prices for the Company's common stock:

                                                  Closing Bid
                                                  -----------
                  Quarter                   High $            Low $
                  -------                   ------            -----
                  1998
                  ----
                  First Quarter             1.03              0.13
                  Second Quarter            3.25              0.31
                  Third Quarter             3.44              1.50
                  Fourth Quarter            2.16              0.44

                  1999
                  ----
                  First Quarter             0.88              0.16
                  Second Quarter            0.59              0.13
                  Third Quarter             0.27              0.06
                  Fourth Quarter            0.20              0.12

                  2000
                  ----
                  First Quarter             2.00              0.03


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         Groupmark Canada Limited, the controlling shareholder of the Company that is wholly owned by Elwin D. Cathcart, a director of the Company, provides executive management personnel and services to the Company, pursuant to the Management Services Agreement between Groupmark Canada Limited and VHS Network, Inc. under which all personnel services for VHSN are paid by Groupmark and are provided to VHSN as needed and billed through the Management Services Agreement. During the fiscal year ended December 31, 1998 the Company accrued a debt of US$672,000 payable to Groupmark Canada Limited for management fees, and during the nine months ended September 30, 1999 the Company accrued a debt of US$336,000 payable to Groupmark Canada Limited for such services.

         A copy of the Management Services Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

         Dr. Gang Chai's service is provided to the Company through G.D. Consulting and Investment Company pursuant to the Consulting Service Agreement between G.D. Consulting and Investment Company (the "Consultant"), Dr. Chai and the Company. Pursuant to the Consulting Service Agreement, the Company agrees to pay to the Consultant during the term of this Agreement for the services of Dr. Chai for a monthly fee of CDN $7,833.34, plus applicable goods and services tax, payable on the first day of each month for the term of the Consulting Service Agreement, the initial term of which is one year.

         A copy of the Consulting Services Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

                                   MANAGEMENT

         The Executive officers of the Company are as follows:

         Name                  Age            Title
         ----                  ---            -----
         Elwin Cathcart        73             Chairman and Chief
                                              Executive Officer, Chief
                                              Executive Officer, Director

         Thomas Roberts        64             Director
         Gang Chai             41             Chief Operating Officer,
                                              Director

         David Smelsky         42             Secretary, Director

         ELWIN D. CATHCART has been Chairman and Chief Executive Officer of the Company since April 1997. Mr. Cathcart also serves as Chairman and Chief Executive Officer of Groupmark Canada Limited over the last 5 years, a private marketing company specializing in direct mail service products which he founded in 1970. From 1970 to 1972, Mr. Cathcart also served as President of the Canadian Direct Mail Marketing Association, a Toronto based company he helped found in 1969, and where he continues to serve in an advisory capacity as a Life Member. From 1960 to 1970, Mr. Cathcard served as National Sales Manager for Canada and then became National Sales Manager for the United States for a private, direct mail marketing company known as R.L. Polk & Co., located in Detroit, Michigan. Mr. Cathcart has served on the board of several public companies including Equity Investment Corp., a financial marketing company;

TelSoft Mobile Data Inc., a company which purchased priority software for Motorola. The Equity Group, a holding company for Equity Investments Corp. and TelSoft Mobile Data Inc.; and Pacific Gold Corp., a west coast mining company. Mr. Cathcart attended Riverdale College from 1942 to 1943 and received a Bachelors Degree in Industrial Design from Ontario College of Aft in 1950.

         THOMAS ROBERTS has been a director of the Company since April 1997. For the past 37 years he has been an accountant in private practice. Mr. Roberts attended Albersom Graughon College and the University of Alabama Birmingham in1954 and 1955, respectively.

         GANG CHAI received his Bachelor and Master degrees in geoscience from China University in 1987 and 1985 respectively. After moving to Canada in 1987, Dr. Chai went to the University of Toronto and received a Ph.D. in economic geology in 1992. Dr. Chai had worked for private Canadian companies and both the Ontario and Federal governments prior to founding China eMall. In addition to his duties on the board of VHSN and China eMall, Dr. Chai also sits on the board of McVicar Minerals Ltd. (CDNX, Canada) which he founded in 1997 and currently acts as the CEO of the company.

         DAVID SMELSKY has been the Secretary and a director of the Company since April 1997. He was the Chief Financial Officer of Groupmark from November 1994 to October 1999. Since October 1999 he has been the Manager of Finance and Administration for Halton Hills Hydro Commission. Mr. Smelsky received his certification as Certified Management Accountant from the Society of Management Accountants of Ontario in 1985.

EXECUTIVE COMPENSATION

         Elwin Cathcart, Chairman and CEO, and David Smelsky, Secretary, receive no salary. The Company issued 370,000 and 185,000 shares of Common Stock to Mr. Cathcart and Mr. Smelsky in lieu of salary for their services to the Company 1999.



                   Compensation Table For 1997, 1998 and 1999

Name and
Principle                                                                               Stock
Position                            Year             Salary            Bonus            Options
--------                            ----             ------            -----            -------
Elwin D. Cathcart, CEO              1997             $0.00             $0.00            250,000 shares
                                    1998             $0.00             $0.00            750,000 shares
                                    1999             $0.00             $0.00            0 shares

David J. Smelsky, CFO               1997             $0.00             $0.00            250,000 shares
                                    1998             $0.00             $0.00            250,000 shares
                                    1999             $0.00             $0.00            0 shares


                        Options in Last Two Fiscal Years

                                     Number                Exercise or                      Expiration
Name                           Securities Options          Base Price                          Date
----                           ------------------          ----------                       ---------
Elwin D. Cathcart                   250,000                   $0.35                     December 31, 2001
                                    750,000                   $0.40                     December 31, 2002

David J. Smelsky                    250,000                   $0.35                     December 31, 2001
                                    250,000                   $0.40                     December 31, 2002

Thomas B. Roberts                   250,000                   $0.35                     December 31, 2001
                                    250,000                   $0.40                     December 31, 2002

         The Company does not provide any health, dental or life insurance to its employees.

RISK FACTORS

         LIMITED HISTORY OF OPERATIONS; HISTORY OF LOSSES. The Company and its subsidiaries have only a limited history of operations with periods of net operating losses. During year ended December 31, 1999, the Company experienced a loss from its operations in the amount of $453,877. The Company experienced a net loss of $816,446 on revenues of $0 for the year ended December 31, 1998. The Company experienced a net loss of $14,833 on $0 revenue for the year ended December 31, 1997. The Company continued to operate at a loss during the first three months of 2000, with a net loss of $103,727 on revenues of $0. The Company's operations are subject to the risks and competition inherent in the establishment of a relatively new business enterprise in a competitive field of Internet start-up companies. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its concepts, market awareness, its ability to expand its electronic commerce business, reliability and acceptance of the Internet commerce, and general economic conditions. There is no assurance that the Company will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on it.

         ADVERSE ECONOMIC CONDITIONS OR A CHANGE IN GENERAL MARKET PATTERNS. A weak economic environment could adversely affect the Company sales and promotional efforts. General economic conditions impact Internet based and related commerce and demand and interest for the Company's Internet services may decline at any time, especially during recessionary periods. The Company's operating results have fluctuated in the past, and are expected to continue to fluctuate in the future, due to a number of factors, many of which are outside the Company's control. These factors include (i) the Company's ability to attract new customers at a steady rate, manage its inventory mix and the mix of products offered meet certain pricing targets, liquidate its inventory in a timely manner, maintain gross margins and maintain customer satisfaction, (ii) the availability and pricing of merchandise from vendors, (iii) product obsolescence and pricing erosion, (iv) consumer confidence in encrypted transactions in the Internet environment, (v) the timing, cost and availability of advertising on other entities' Web sites, (vi) the amount and timing of costs relating to expansion of the Company's operations, (vii) the announcement or introduction of new types of merchandise, service offerings or customer services by the Company or its competitors, (viii) technical difficulties with respect to consumer use of the Company's Web sites, (ix) delays in revenue recognition at the end of a fiscal period as a result of shipping or logistical problems, (x) delays in shipments as a result of strikes or other problems with the Company's delivery service providers or the loss of the Company's credit card processor,
(xi) the level of merchandise returns experienced by the Company, and (xii) general economic conditions and economic conditions specific to the Internet and electronic commerce. As a strategic response to changes in the competitive environment, the Company may from time to time make certain service, marketing or supply decisions or acquisitions that could have a material adverse effect on the Company's quarterly results of operations and financial condition. The Company also expects that in the future, like other retailers, it may continue to experience seasonality in its business.

         RELIANCE ON FUTURE ACQUISITIONS STRATEGY. The Company expects to continue to rely on acquisitions as a component of its growth strategy. The Company regularly engages in evaluations of potential target candidates, including evaluations relating to acquisitions that may be material in size and/or scope. There is no assurance that the Company will continue to be able to identify potentially successful companies that provide suitable acquisition opportunities or that the Company will be able to acquire any such companies on favorable terms. Also, acquisitions involve a number of special risks including the diversion of management's attention, assimilation of the personnel and operations of the acquired companies, possible loss of key employees. There is no assurance that the acquired companies will be able to successfully integrate into the Company's existing infrastructure or to operate profitably. There is also no assurance given as to the Company's ability to obtain adequate funding to complete any contemplated acquisition or that such acquisition will succeed in enhancing the Company's business and will not ultimately have an adverse effect on the Company's business and operations.

         LOSS OF THE COMPANY KEY EMPLOYEES MAY ADVERSELY AFFECT GROWTH OBJECTIVES. The Company success in achieving its growth objectives depends upon the efforts of Elwin Cathcart, Chairman and Chief Executive Officer of the Company since its inception as well as other key management personnel. Their experience and industry-wide contacts significantly benefit the Company. The loss of the services of these individuals could have a material adverse effect on the Company business, financial condition and results of operations. There is no assurance that the Company will be able to maintain and achieve its growth objectives should it lose any of its key management members' services.

         COMPETITION FROM LARGER AND MORE ESTABLISHED COMPANIES MAY HAMPER MARKETABILITY. The competition in the Internet and electronic commerce industry is intense. The Company's smartCard business competes with approximately 12 to 15 companies all of which manufacture chip-based cards and have possess more financial, personnel, marketing and sales resources than the Company. However, these companies are focusing their marketing of these cards for security purposes and debit or charge cards, whereas the Company will be focusing its marketing of these cards as a loyalty reward to a company's customers.

         The business of China eMall Corporation competes with the traditional export market including wholesalers and distributors as well as with other Internet wholesalers and distributors, such as the midChina.com. This industry hosts a number of well-established competitors, including national, regional and local companies within and outside China possessing greater financial, marketing, personnel and other resources than China eMall. There is no assurance that the Company will be able to market or sell its products if faced with direct product and services competition from these larger and more established wholesalers and distributors.

         FAILURE TO ATTRACT QUALIFIED PERSONNEL. A change in labor market conditions that either further reduces the availability of employees or increases significantly the cost of labor could have a material adverse effect on the Company's business, financial condition and results of operations. The Company's business is dependent upon its ability to attract and retain highly trained and qualified technical personnel and corporate management. There is no assurance that the Company will be able to employ a sufficient number of qualified training personnel in order to achieve its growth objectives.

         VOTING CONTROL BY THE OFFICERS AND DIRECTORS OF THE COMPANY'S
COMMON STOCK. The Company's executive officers and directors beneficially own substantially all of the outstanding shares of Common Stock. Mr. Cathcart owns over 47.4% of the outstanding shares of Common Stock. The Company's officers and directors currently are, and in the foreseeable future will continue to be, in a position to control the Company by being able to nominate and elect the Company's Board of Directors. The Board of Directors establishes corporate policies and has the sole authority to nominate and elect the Company's officers to carry out those policies. Prospective investors therefore will have limited participation in the Company's affairs.

         NO DIVIDENDS. The Company has never paid any cash or other dividends on its Common Stock. Payment of dividends on the Common Stock is within the discretion of the Board of Directors and will depend upon our earnings, our capital requirements and financial condition, and other factors deemed relevant by the Board. For the foreseeable future, the Board intends to retain future earnings, if any, to finance the Company's business operations and does not anticipate paying any cash dividends with respect to the Common Stock.

         INELIGIBILITY FOR LISTING ON NASDAQ. The Nasdaq Stock Market has implemented a change in its rules ("Eligibility Rules") requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934. Under the Eligibility Rules, the Company is required to become a reporting company by the close of business on May 17, 2000. Although the Company has acquired all the outstanding shares of Exodus to become successor issuer to it pursuant to Rule 12g-3 in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market, no assurance exists that the Company will be deemed in compliant of the Eligibility Rule by the OTCBB in time to meet the May 17, 2000 deadline. In the event the Company is not deemed to meet the Eligibility Rules prior to the May 17, 2000 deadline, its securities could be delisted. Any such delisting could cause a precipitous decline in the market price of the Company's Common Stock, if any, and adversely affect their liquidity.

         ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTOR SHARE VALUE. The Articles of Incorporation, as amended, of the Company authorizes the issuance of 100,000,000 shares of common stock and 25,000,000 shares of preferred stock. The future issuance of all or part of the remaining authorized common stock and/or all or part of the preferred stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by the Company. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

         PENNY STOCK REGULATION. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Company's Articles of Incorporation and Bylaws provide that the Company shall indemnify any person, who was or is a party to a proceeding by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and may indemnify any person, who was or is a party to a proceeding by reason of the fact that he is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with such proceeding if he acted in good faith and in a manner he reasonably believed to be or not opposed to the best interests of the Company, in accordance with, and to the full extent permitted by law.

PROJECTIONS AND FORWARD-LOOKING STATEMENTS

         This 8-K contains statements regarding matters that are not historical facts and constitute forward-looking statements within the meaning of Section
27A of the Act and Section 21E of the Securities Exchange Act of 1934. These statements often refer to the Company's future plans, projections, objectives, expectations and intentions and the assumptions underlying or relating to these statements. These statements are generally identified by reference to such words as "expects," "anticipates," "hopes," "plans," "intends," "believes" and similar expressions evidencing future intentions. Because the outcome of the events described in such forward-looking statements is subject to risks and uncertainties and in the nature of projections or predictions of future events which may not occur, actual results may differ materially from those expressed in or implied by such forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurances that its expectations will be achieved. The level of future revenues of the Company, and its profitability, if any, are impossible to accurately predict due to uncertainty as to possible changes in economic, market and other circumstances. Certain of the factors that could cause actual results to differ from the Company's expectations are set forth in these Risk Factors. Prospective investors are urged to consent with their own advisors with respect to any revenue, financial, business and other projections contained herein.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.           OTHER EVENTS

Successor Issuer Election.

         Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, upon effectiveness of the Acquisition, the Company became the successor issuer to Exodus for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective May 12, 2000.

ITEM 6.           RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         Tim T. Chang, the President and Chief Executive Officer and one of two directors of Exodus, resigned as an officer and director, as part of a change of control of Exodus on May 6, 2000. Patrick R. Boyd, the only other Director and the Secretary and Chief Financial Officer of Exodus also resigned as part of the acquisition of Exodus on May 6, 2000. There are no disputes with Messrs. Boyd or Chang. Elwin Cathcart was appointed the sole director and the President, CEO, Secretary and CFO of Exodus upon the resignation of Messrs. Chang and Boyd.

ITEM 7.           FINANCIAL STATEMENTS

         The Company is required to file additional financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed. The audited financial statements of Exodus and the financial statements of the Company are attached herewith.

                                VHS NETWORK, INC.

                                  CONSOLIDATED

                              FINANCIAL STATEMENTS

                           December 31, 1999 and 1998

                                VHS NETWORK, INC.

                        Consolidated Financial Statements

                           December 31, 1999 and 1998

                                 C O N T E N T S
                                 ---------------


          Independent Auditor's Report                          F-1

          Balance Sheets                                        F-2

          Statements of Operations                              F-3

          Statements of Shareholders' Equity                    F-4

          Statements of Cash Flows                              F-5

          Notes to Financial Statements                      F-6 - F-18

                          INDEPENDENT AUDITORS' REPORT

Board of Directors VHS NETWORK, Inc.

We have audited the accompanying consolidated balance sheets of VHS NETWORK, Inc., a Florida Corporation, as of December 31, 1999 and 1998, and the related consolidated statements of operations, shareholders' equity and cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of VHS Network, Inc., as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/Berg & Company, LLP//
------------------------
BERG & COMPANY, LLP March 29, 2000 1.

                                VHS NETWORK, INC.

                           Consolidated Balance Sheets
                        As of December 31, 1999 and 1998

                                                                   1999           1998
                                                               -----------    -----------
ASSETS

     Cash                                                      $       533    $    18,191
     Receivables                                                      --           11,000
     Inventory                                                     559,997        559,997
                                                               -----------    -----------

            Total current assets                                   560,530        589,188
                                                               -----------    -----------

     Prepaids and Deposits                                          67,774         67,774
                                                               -----------    -----------

                  Total assets                                 $   628,304    $   656,962
                                                               ===========    ===========


LIABILITIES
     Accounts payable                                          $    64,867    $    40,842
     Accrued expenses                                               37,000           --
                                                               -----------    -----------

            Total current liabilities                              101,867         40,842
                                                               -----------    -----------

     Notes payable                                                    --             --
     Notes payable, related party                                1,645,868      1,331,674
     Reserve for loss contingencies                                350,000        350,000
                                                               -----------    -----------

                                                                 1,995,868      1,681,674
                                                               -----------    -----------

               Total liabilities                                 2,097,735      1,722,516
                                                               -----------    -----------

SHAREHOLDERS' EQUITY
     Common stock: 100,000,000 shares
        authorized; 10,929,435 and
        10,429,435 issued and outstanding,
        respectively                                                10,929         10,429
     Preferred stock: 25,000,000 shares
        authorized; none issued or
        outstanding                                                   --             --
     Additional paid-in-capital                                  1,651,168      1,601,668
     Accumulated deficit                                        (3,131,528)    (2,677,651)
                                                               -----------    -----------

               Total shareholders' equity                       (1,469,431)    (1,065,554)
                                                               -----------    -----------

                  Total liabilities and shareholders' equity   $   628,304    $   656,962
                                                               ===========    ===========


   The accompanying notes are an integral part of these financial statements.

                                VHS NETWORK, INC.

                      Consolidated Statements of Operations

                   for the years ended December 31, 1999 and 1998





                                           1999          1998
                                       -----------   -----------
Income:
     Sales                             $      --     $      --
                                       -----------   -----------

Operating Expenses:
     Agency fees                             9,190        21,634
     Consulting fees                        52,833        53,253
     General and administrative                686        50,413
     Management fees                       336,000       672,000
     Professional fees                      18,168        16,647
     Other                                    --           2,767
     Non-recurring expense                  37,000          --
                                       -----------   -----------

           Total operating expenses        453,877       816,714
                                       -----------   -----------

Other (Income) and Expenses:
     Interest (income) and expense            --             328
     Other (income) and expense, net          --            (596)
                                       -----------   -----------

           Total other (income)
             and expense                      --            (268)
                                       -----------   -----------

              Net loss before taxes        453,877       816,446
                                       -----------   -----------

              Income taxes                    --            --
                                       -----------   -----------

              Net loss                 $   453,877   $   816,446
                                       ===========   ===========

Net loss per common share - Basic      $     0.042   $     0.122
                                       ===========   ===========

Weighted average number of
   common shares - Basic                10,929,435     6,716,582
                                       ===========   ===========

Net loss per common share - Diluted    $     0.040   $     0.112
                                       ===========   ===========

Weighted average number of
     common shares - Diluted            11,241,517     7,303,850
                                       ===========   ===========



   The accompanying notes are an integral part of these financial statements.

                                VHS NETWORK, INC.

                 Consolidated Statements of Shareholders' Equity for the years ended December 31, 1999 and 1998





                                            Common                  Preferred
                                            Stock                     Stock              Additional   Accumulated
                                    Shares        Amount       Shares       Amount    paid-in-capital   Deficit         Total
                                 -----------   -----------  -----------  ------------   -----------   -----------    -----------
Balance December 31, 1997          1,240,721   $     1,241         --    $       --     $   214,859   $(1,861,205)   $(1,645,105)
                                 -----------   -----------  -----------  ------------   -----------   -----------    -----------

Sale of stock                      2,788,722         2,789         --            --         333,211          --          336,000

Conversion of debt                 5,000,000         5,000         --            --         495,000          --          500,000

Acquisition of inventory           1,399,992         1,399         --            --         558,598          --          559,997

Net loss                                --            --           --            --            --        (816,446)      (816,446)
                                 -----------   -----------   ----------  ------------   -----------   -----------    -----------

Balance December 31, 1998         10,429,435        10,429         --            --       1,601,668    (2,677,651)    (1,065,554)
                                 -----------   -----------   ----------  ------------   -----------   -----------    -----------

Common stock issued for services     500,000           500         --            --          49,500          --           50,000

Net loss                                --            --           --            --            --        (453,877)      (453,877)
                                 -----------   -----------   ----------  ------------   -----------   -----------    -----------

Balance December 31, 1999         10,929,435   $    10,929         --    $       --     $ 1,651,168   $(3,131,528)   $(1,469,431)
                                 ===========   ===========   ==========  ============   ===========   ===========    ===========



   The accompanying notes are an integral part of these financial statements.

                                   VHS NETWORK, INC.

                         Consolidated Statements of Cash Flows
                     for the years ended December 31, 1999 and 1998

                                                1999          1998
                                            -----------    -----------
    Net income (loss)                       $  (453,877)   $  (816,446)
    Depreciation and amortization                  --             --
                                            -----------    -----------

         Net use of cash from operations    $  (453,877)   $  (816,446)
                                            -----------    -----------
 Cash flow from operating activities:
    Changes in assets and liabilities
       Inventory                            $      --      $  (559,997)
       Receivables                               11,000        (11,000)
       Prepaids and deposits                       --          (67,774)
       Accounts payable                          24,025         33,668
       Accrued expenses                          37,000           --
                                            -----------    -----------

         Cash flow generated by (used in)
          operating activ$ties                 (381,852)   $(1,421,549)
                                            -----------    -----------


Cash flow from investing activities:        $      --      $      --

         Net cash generated by (used in)
          investing activi$ies                     --      $      --
                                            -----------    -----------


Cash flow from financing activities:
    Borrowings under notes payable          $   314,194    $    43,685
    Notes payable, related party -
     converted to stock                            --          500,000
    Offering costs                                 --             --
    Issuance of common stock for services        50,000           --
    Inventory acquired for common stock            --          559,997
    Proceeds from sale of stock                    --          336,000
                                            -----------    -----------

         Net cash generated by (used in)
          financing activi$ies                  364,194    $ 1,439,682
                                            -----------    -----------

                                                (17,658)        18,133

         Balance at beginning of year            18,191             58
                                            -----------    -----------

         Balance at end of year             $       533    $    18,191
                                            ===========    ===========


Supplementary disclosure:

    Cash paid for interest                  $      --      $      --
                                            -----------    -----------

    Cash paid for taxes                     $      --      $      --
                                            -----------    -----------

    Conversion of notes payable into
      common stock                          $      --      $   500,000
                                            -----------    -----------

                                            -----------    -----------
    Common stock issued for services        $    50,000    $      --
                                            -----------    -----------

    The accompanying notes are an integral part of these financial statements

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                December 31, 1999


1.       NATURE OF OPERATIONS

         Company History
         ---------------

         VHS Network, Inc. (the "Company") was incorporated in the State of Florida on December 18, 1995 as Ronden Vending Corp. On December 24, 1996, the Company incorporated a wholly owned subsidiary called Ronden Acquisition, Inc. a Florida corporation. Ronden Acquisition, Inc. then merged with Video Home Shopping, Inc. (a Tennessee corporation), and Ronden Acquisition, Inc. was the surviving Florida Corporation. In 1996, Video Home Shopping, Inc. was a network marketing and distribution company which offered a wide range of products and services to consumers through the medium of video tape, however, after the merger the Company decided not to continue with the network marketing and distribution operations of Video Home Shopping, Inc. of Tennessee.

         On January 9, 1997, articles of merger were filed for the Company as the surviving corporation of a merger between the Company and its wholly owned subsidiary Ronden Acquisitions, Inc. This step completed the forward triangular merger between Video Home Shopping, Inc., Ronden Acquisition, Inc. and the Company.

         On January 9, 1997, articles of amendment were filed to change the name of the Company from Ronden Vending Corp. to VHS Network, Inc. On April 9, 1997, the Company incorporated VHS Acquisition, Inc. as a wholly owned subsidiary.

         In April 1997, the Company was restructured by way of a reverse take-over involving its wholly owned subsidiary, VHS Acquisition, Inc. a Florida company, and VHS Network Inc., a Manitoba and Canadian controlled private corporation. Pursuant to the reverse take-over, the sole shareholder of VHS Network Inc., Groupmark Canada Limited, received 400,000 shares of the Company's common stock and a secured promissory note for US$500,000 and became the controlling shareholder of the Company. In 1998, the promissory note for $500,000 was converted into 5,000,000 common shares.

         On April 12, 2000, the Company acquired all the outstanding common shares of China eMall Corporation, an Ontario private company. This represents a 100% voting interest in China eMall Corporation.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                December 31, 1999


1.       NATURE OF OPERATIONS (continued)

         Operations
         ----------

         During 1999, the Company has been repositioning itself to identify technologies and market opportunities in the United States, Canada and abroad in Internet and electronic commerce interactive media, and SmartCARD loyalty marketing. The Company will operate and/or develop two lines of business as follows:

         China eMall Corporation ("China eMall"): Through its acquired subsidiary, China eMall Corporation, an Ontario, Canada corporation, the Company provides Internet marketing and information services to facilitate trade between Chinese and western businesses. The Company's primary focus will be to establish an on-line presence to facilitate the export of Chinese products. Through its multi-functional portal, Chinese suppliers can post their products and services in a format that is easy for searching, quoting and tracking, and that gives a western buyer access to multiple suppliers for the best quality and price, and direct communication. Realizing the difference in business culture and financial systems, China eMall will allocate substantial amount of resources in assisting in the communications, export/import processing, financial transaction and product services. China eMall's business will make use of Internet technology to speed up the export process and broaden the sales channels for Chinese goods and services, and more importantly, bring customers into direct contact with Chinese producers who can constantly upgrade their products to meet customers' needs. China eMall has an agreement with Wangfujing Department Store Ltd., a large Chinese retailer, as its prime product supplier.

         SmartCARD: The Company is developing computer chip-based plastic access cards that utilize proprietary SmartCARD technology, which is licensed from Groupmark Canada Limited, a related party. This technology enables the cards to be used for identification purposes and as debit or charge cards. The Company intends to focus its marketing efforts on companies that wish to distribute these cards to their customers as a reward for their loyalty. Groupmark Canada Limited owns the registered trademark "SmartCARD" in Canada and has a pending application in the United States. Groupmark Canada has granted the Company a license to use the trademark "SmartCARD." Pursuant to the terms of the license agreement, the Company will pay to Groupmark a royalty of 5% of net sales of products using the SmartCARD trademark and technology.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                December 31, 1999


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States. The following is a summary of the significant accounting policies followed in the preparation of these consolidated financial statements.

         Principles of Consolidation
         ---------------------------

         The consolidated financial statements include the accounts of the Company and all of its subsidiary companies. Intercompany accounts and transactions have been eliminated on consolidation.

         Cash and Cash Equivalents
         -------------------------

         Cash and cash equivalents consist of cash on hand and cash deposited with financial institutions, including money market accounts, and commercial paper purchased with an original maturity of three months or less.

         Concentration of Cash
         ---------------------

         The Company at times maintains cash balances in accounts that are not fully federally insured. Uninsured balances as of December 31, 1999 were $533.

         Inventories
         -----------

         Inventories are stated at the lower of cost (first in, first out method) or market.

         Property and Equipment
         ----------------------

         Property and equipment are stated at cost or, in the case of leased assets under capital leases, at the present value of future lease payments at inception of the lease. Major improvements that materially extend the useful life of property are capitalized. Depreciation is calculated on a straight-line basis over the estimated useful lives of the various assets, which range from three to seven years. Leasehold improvements and leased assets under capital leases are amortized over the life of the asset or the period of the respective lease using the straight-line method, whichever is the shortest. Expenditures for repairs and maintenance are charged to expense as incurred.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                December 31, 1999


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         Stock-based Compensation
         ------------------------

         The Company accounts for its stock-based compensation plan based on Accounting Principles Board ("APB") Opinion No. 25. In October 1995, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123, "Accounting for Stock-Based Compensation." The Company has determined that it will not change to the fair value method and will continue to use APB Opinion No. 25 for measurement and recognition of any expense related to employee stock based transactions.

         Income Taxes
         ------------

         The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". Income taxes are provided for the tax effects of transactions reported in the consolidated financial statements and consist of deferred taxes related to differences between the basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will be either taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future taxable income.

         Foreign Currency Translation
         ----------------------------

         Transactions are translated into the functional currency at the exchange rates in effect at the time the transactions occur. Exchange gains and losses arising on translation are included in the operating results for the year.

         Revenue
         -------

         Sales are recorded for products upon shipment of product to customers and transfer of title under standard commercial terms.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                December 31, 1999


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         Comprehensive Income
         --------------------

         In 1999, the Company adopted SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income consists of net income and unrealized gains (losses) on available for sale marketable securities and is presented in the consolidated statements of shareholders' equity and comprehensive income. SFAS No. 130 requires only additional disclosures in the consolidated financial statements and does not affect the Company's financial position or results of operations. The Company does not have elements of comprehensive income for the years ended December 31, 1999 and 1998.

         Income (loss) per common share
         ------------------------------

         Income (loss) per common share is computed on the weighted average number of common or common and common equivalent shares outstanding during each year. Basic Earnings-per-Share ("EPS") is computed as net income (loss) applicable to common stockholders' divided by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur from common shares issuable through stock options, warrants, and other convertible securities when the effect would be dilutive.

         Long-lived assets
         -----------------

         In accordance with Statement of Financial Accounting Standards ("SFAS") No. 121, the Company reviews the carrying value of its long-lived assets and identifiable intangibles for possible impairment whenever events or changes in circumstances indicate the carrying amount of assets to be held and used may not be recoverable.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                December 31, 1999


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         Use of Estimates
         ----------------

         The preparation of the financial statements in conformity with generally accepted accounting principles necessarily requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could significantly differ from those estimates.

         Recently Issued Accounting Pronouncements
         -----------------------------------------

         In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 requires recognition of all derivative financial instruments as either assets or liabilities in consolidated balance sheets at fair value and determines the method
         (s) of gain/loss recognition. The FASB issued SFAS No. 137, "Deferral of the Effective Date of FASB Statement No. 133" in June 1999 to defer the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. The Company will adopt SFAS No. 133 in 2000 and we are currently assessing the effect that it may have on our consolidated financial statements.


3.       INVENTORIES

         On April 29, 1998, the Company acquired approximately 32,000 sets of printed art reproductions. Each set consists of four full-color prints from "The Andover Series" by artist Jim Perleberg. Each image has a title narrative printed in the margin and is re-signed, in the plate, by the artist.

         The Company acquired these sets of prints in exchange for 1,399,992 shares of its common stock valued at $559,997. Starting in May 2000, the Company will be offering these prints for sale through its own web site and other Internet web sites.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                December 31, 1999


4.       INCOME TAXES

         No provision for federal and state taxes has been recorded for the years ended December 31, 1999 and 1998, since the Company incurred net operating losses for these years.

         The provision for income taxes does not differ from the amounts recorded for financial versus tax purposes.

         Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of net deferred income tax assets and liabilities are as follows:

                                                     Federal         State
                                                   -----------    -----------
               Deferred income tax assets:
                Net operating loss carryforwards   $ 1,047,719    $   169,484

                Non-deductible reserve                (119,000)       (19,250)

                Valuation allowance                   (928,719)      (150,234)
                                                   -----------    -----------

               Net deferred tax asset                     --             --
                                                   -----------    -----------


               Deferred income tax liabilities:           --             --
                                                   -----------    -----------

                       Net assets                  $      --      $      --
                                                   ===========    ===========


         Due to the uncertainty surrounding the realization of deferred tax assets, the Company has recorded a valuation allowance against its net deferred tax asset. The Company has loss carryforwards of approximately $928,719 from continuing operations, which may be used to offset future United States income taxes and which begin to expire in 2015.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                December 31, 1999


5.       STOCKHOLDERS' EQUITY

         Common Stock
         ------------

         Starting in April 1997, the Company, under its current management, commenced a private placement of its common shares under Rule 504 of Regulation D promulgated under the Securities Act of 1933, for a maximum aggregate offering of $890,000. The Company raised proceeds of $416,492 under this offering of which $336,000 was raised in 1998. This offering concluded in 1998.

         On March 31, 1998,  the  promissory  note  payable to Groupmark  Canada
         Limited for US$500,000 was converted to 5,000,000 restricted common shares of the Company. Mr. Elwin Cathcart, CEO of the Company, is the sole shareholder in Groupmark Canada Limited.

         In May 1998, 1,399,992 restricted common shares were issued in a transaction for the purchase of inventory for resale.

6.       STOCK OPTIONS

         In 1998, the Company granted stock options to two executive officers and a member of the board. The stock options were non-qualified stock options. The options were granted at the fair market value of the stock as determined by the Board of Directors. Stock options were granted to purchase a total of 1,250,000 common shares at $0.40 per share. The options are immediately vested and expire on December 31, 2002.

         The Company has adopted only the disclosure provisions of SFAS No. 123. It applies APB Opinion No. 25 and related interpretations in accounting for its stock option plan. Accordingly, no compensation cost has been recognized for its stock option plan other than for options issued to

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                December 31, 1999


6.       STOCK OPTIONS (continued)

         outside third parties. If the Company had elected to recognize compensation expense based upon the fair value at the grant date for awards under this plan consistent with the methodology prescribed by SFAS No. 123, the Company's net loss and loss per share would be reduced to the pro forma amounts indicated below for the years ended December 31:

                                                1999                1998
                                            ------------       -------------
         Net loss

                     As reported            $   (453,877)     $    (816,714)
                     Pro forma              $   (453,877)     $  (1,212,964)
         Basic and diluted loss per
          common share
                  Basic:
                     As reported            $      (0.04)     $       (0.12)
                     Pro forma              $      (0.04)     $       (0.18)
                  Diluted:
                      As reported           $      (0.04)     $       (0.11)
                      Pro forma             $      (0.04)     $       (0.17)


         Options are granted at prices are equal to the current fair value of the Company's common stock at the date of grant. The vesting period is usually four years or related to the length of the consulting contract period.

         The fair value of these options was estimated at the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions: 1999: dividend yield of 0%; expected volatility of 120%; risk-free interest rate of 6.0%, and expected life of 4 years; 1998: dividend yield of 0%; expected volatility of 120%; risk-free interest rate of 5.3%, and expected life of 4 years; 1997: dividend yield of 0%; expected volatility of 120%; risk-free interest rate of 6.0%, and expected life of 4 years.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                December 31, 1999


6.       STOCK OPTIONS (continued)

         A summary of the status of the Company's stock option plan as of December 31, 1999 and 1998 and changes during the years ended on those dates is presented below:

                                                                  Weighted                         Weighted
                                                                   Average                          Average
                                                                  Exercise                         Exercise
                                                    1999            price            1998            price
                                                    ----            -----            ----            -----
         Balance at beginning of year              2,000,000        $0.36             750,000       $ 0.30

         Granted                                         -                          1,250,000         0.40

         Exercised                                       -                                -
                                                 ------------                     ------------

         Forfeited/Cancelled                             -                                -

         Outstanding at year end                   2,000,000        $0.36           2,000,000       $ 0.36

         Options exercisable at year end           2,000,000        $0.36           2,000,000       $ 0.36

         Weighted   average   fair   value
         of options granted during the year            $0.00                            $0.31
                                                 ------------                     ------------


         The remaining contractual life for options granted to purchase 750,000 shares of common stock is 24 months. The remaining contractual life for options granted to purchase 1,250,000 shares of common stock is 36 months.

         The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its stock options.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                December 31, 1999


7.       RELATED PARTY TRANSACTIONS

         Groupmark Canada Limited
         ------------------------

         In 1997, the Company entered into a management service agreement with Groupmark Canada Limited ("Groupmark"), of which the Chairman and Chief Executive Officer of the Company is the sole shareholder. Under this agreement, Groupmark provides the Company all management, daily administrative functions, financial and business advisory services.
         Groupmark  was  also   contracted   to  assist  in  the   technological
         development of the "SmartCARD." Contractually, charges for these services are not to exceed $56,000 per month.

         Amounts due Groupmark pursuant to this management service agreement as of December 31, 1999 and 1998 are $1,645,868 and $1,331,674,
         respectively. Groupmark has the option to accept payment by way of the Company's common stock at fair market value in lieu of cash.

         Transactions with Corporate Officers and Directors
         --------------------------------------------------

         In 1998, the Company granted to the Chairman and Chief Executive Officer of the Company stock options to purchase 750,000 common shares at $0.40 per share. The Company granted to the Chief Financial Officer of the Company stock options to purchase 250,000 common shares at $0.40 per share. The Company granted to a member of the Board of Directors of the Company stock options to purchase 250,000 common shares at $0.40 per share.

8.       COMMITMENTS AND CONTINGENCIES

         Legal
         -----

         The Company is not currently aware of any legal proceedings or claims that the Company believes will have, individually or in the aggregate, a material adverse effect on the Company's financial position or results of operations.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                December 31, 1999


8.       COMMITMENTS AND CONTINGENCIES (continued)

         Video Home Shopping, Inc., a Tennessee Corporation
         --------------------------------------------------

         In December 1996, the Company merged Video Home Shopping, Inc., a Tennessee corporation. Subsequent to the merger, the new management of the Company decided not to continue with the business operations of Video Home Shopping, Inc. In consideration of the closure of Video Home Shopping, Inc., the Company continues to maintain a reserve for potential loss contingencies from these operations of $350,000.

         In December 1999, the company entered into a stipulated judgment in the amount of $37,000 for a liability on a promissory note issued by Video Home Shopping, Inc. The amount is reflected in the statement of operations as a non-recurring expense.

         Going Concern Uncertainties
         ---------------------------

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has experienced recurring operating losses and negative cash flows from operations. The Company's continued existence is dependent upon its ability to increase operating revenues and/or raise additional equity financing.

         In view of these matters, management believes that actions presently being taken to expand the Company's operations and to continue its web-site development activity provide the opportunity for the Company to return to profitability. The continued focus on strategic technological investments will improve the Company's cash flow, profitability, and ability to raise additional capital so that it can meet its strategic objectives.

         Management raised additional capital subsequent to the year ended December 31, 1999, and is currently in the process of negotiating additional equity financing with potential investors. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                December 31, 1999


9.       SUBSEQUENT EVENTS

         Acquisition of China eMall Corporation
         --------------------------------------

         On April 12, 2000, the Company completed the acquisition of all outstanding common shares of China eMall Corporation, ("eMall") an e-commerce company, through the issuance of 2,100,000 shares of the Company's common stock, which had a market value of $1,181,250. eMall has Preferred Stock outstanding that is convertible into 4,015,000 shares of the Company's common stock. The Company has a 100% interest in the voting stock of China eMall as a result of this transaction. The Preferred Stock of eMall is non-voting, and it is convertible into the Company's common stock at the discretion of the holders of eMall
         Preferred Stock. The eMall Preferred Stock can be redeemed by the Company at the earlier of: (a) three years from the date on which a registration statement for the Common shares of the Company is filed with the Securities and Exchange Commission in the US; or (b) five years from the date of issue, (April 12, 2000).

         Common Stock Transactions
         -------------------------

         On April 12, 2000, the Company sold 550,000 shares of its common stock for $110,000, which included warrants to purchase 1,225,000 shares of its common stock at exercise prices ranging from $0.35 to $0.95. All warrants expire on or before 180 days from the date of issuance.

         In December 1999, the Company commenced a private placement of its common shares under Rule 504 of Regulation D promulgated under the Securities Act of 1933 and section 203 (t) of the Pennsylvania
         Securities Act of 1972. Through April of 2000, the Company sold 2,583,333 shares for $1,000,000, completing the full offering.

         Acquisition of Exodus Acquisition Corporation
         ---------------------------------------------

         In May 2000, the Company has agreed to merge with Exodus Acquisition Corporation, a California corporation, and a fully reporting company under regulation 12(g) of the Securities Exchange Act of 1934. Exodus has no material assets or liabilities. The Company will exchange 500,000 shares of the Company's common stock for all the outstanding shares of Exodus Acquisition Corporation. To conclude this transaction, the Company has incurred $90,000 in acquisition related expenses.

                                VHS NETWORK, INC.

                                  CONSOLIDATED
                              FINANCIAL STATEMENTS

                                 March 31, 2000

                                VHS NETWORK, INC.

                           Consolidated Balance Sheets
                   As of March 31, 2000 and December 31, 1999


                                                                 March 31,    December 31,
                                                                   2000           1999
                                                               -----------    -----------
ASSETS
     Cash                                                      $   835,021    $       533
     Inventory                                                     559,997        559,997
                                                               -----------    -----------

           Total current assets                                  1,395,018        560,530
                                                               -----------    -----------


     Furniture and Equipment                                        18,941           --
     Accumulated Depreciation                                         (473)          --
                                                               -----------    -----------
                                                                                   18,468

     Prepaids and Deposits                                          86,288         67,774
                                                               -----------    -----------

                 Total assets                                  $ 1,499,774    $   628,304
                                                               ===========    ===========


LIABILITIES
     Accounts payable                                          $    54,693    $    64,867
     Accrued expenses                                               26,620         37,000
                                                               -----------    -----------

           Total current liabilities                                81,313        101,867
                                                               -----------    -----------

     Notes payable                                                    --             --
     Notes payable, related party                                  825,000      1,645,868
     Reserve for loss contingencies                                350,000        350,000
                                                               -----------    -----------

                                                                 1,175,000      1,995,868
                                                               -----------    -----------

              Total liabilities                                  1,256,313      2,097,735
                                                               -----------    -----------

SHAREHOLDERS' EQUITY
     Common stock: 100,000,000 shares authorized;
        15,620,268 and 10,929,435 issued and outstanding,
        respectively                                                15,520         10,929
     Preferred stock: 25,000,000 shares authorized;
        none issued or outstanding                                    --             --
     Additional paid-in-capital                                  3,463,196      1,651,168
     Accumulated deficit                                        (3,235,255)    (3,131,528)
                                                               -----------    -----------

              Total shareholders' equity                           243,461     (1,469,431)
                                                               -----------    -----------

                 Total liabilities and shareholders' equity    $ 1,499,774    $   628,304
                                                               ===========    ===========


   The accompanying notes are an integral part of these financial statements.

                                VHS NETWORK, INC.

                      Consolidated Statements of Operations
 for the three months ended March 31, 2000 and the year ended December 31, 1999


                                                        Three months
                                                            ended           Year ended
                                                          March 31,        December 31,
                                                            2000               1999
                                                      -----------------  -----------------
Income:
        Sales                                          $             -    $             -
                                                      -----------------  -----------------

 Operating Expenses:
        Agency fees                                             38,679              9,190
        Consulting fees                                              -             52,833
        General and administrative                              10,827                686
        Management fees                                         45,000            336,000
        Professional fees                                        8,043             18,168
        Other                                                      747                  -
        Depreciation expense                                       473                  -
        Non-recurring expense                                        -             37,000
                                                      -----------------  -----------------

              Total operating expenses                         103,769            453,877
                                                      -----------------  -----------------

 Other (Income) and Expenses:
        Interest (income)                                          (98)                 -
        Interest expense                                            56                  -
                                                      -----------------  -----------------

              Total other (income) and expense                     (42)                 -
                                                      -----------------  -----------------

                 Net loss before taxes                         103,727            453,877
                                                      -----------------  -----------------

                 Income taxes                                        -                  -
                                                      -----------------  -----------------

                 Net loss                              $       103,727    $       453,877
                                                      =================  =================

 Net loss per common share - Basic                     $         0.009    $         0.042
                                                      =================  =================

 Weighted average number of
    common shares - Basic                                   11,915,352         10,929,435
                                                      =================  =================

 Net loss per common share - Diluted                   $         0.008    $         0.040
                                                      =================  =================

 Weighted average number of
        common shares - Diluted                             12,864,627         11,241,517
                                                      =================  =================



   The accompanying notes are an integral part of these financial statements.

                                VHS NETWORK, INC.

                 Consolidated Statements of Shareholders' Equity for the three months ended March 31, 2000 and the year ended December 31, 1999


                               Common                      Preferred            Additional
                                Stock                        Stock              paid-in-      Accumulated
                         Shares        Amount        Shares         Amount      capital         Deficit         Total
                      -----------   -----------   ------------   ------------   -----------   -----------    -----------
Balance
December 31, 1998      10,429,435   $    10,429           --     $       --     $ 1,601,668   $(2,677,651)   $(1,065,554)
                      -----------   -----------   ------------   ------------   -----------   -----------    -----------

Common stock issued
for services              500,000           500           --             --          49,500          --           50,000

Net loss                     --            --             --             --            --        (453,877)      (453,877)
                      -----------   -----------   ------------   ------------   -----------   -----------    -----------

Balance
December 31, 1999      10,929,435        10,929           --             --       1,651,168    (3,131,528)    (1,469,431)

Sale of common stock    2,083,333         2,083           --             --         947,917          --          950,000

Conversion of
note payables           2,500,000         2,500           --             --         863,368          --          865,868

Common stock issued
for services                7,500             7           --             --             743          --              750

Net loss                     --            --             --             --            --        (103,727)      (103,727)
                      -----------   -----------   ------------   ------------   -----------   -----------    -----------

Balance
March 31, 2000         15,520,268   $    15,519           --     $       --     $ 3,463,196   $(3,235,255)   $   243,460
                      ===========   ===========   ============   ============   ===========   ===========    ===========



   The accompanying notes are an integral part of these financial statements.

                                VHS NETWORK, INC.

                      Consolidated Statements of Cash Flows
 for the three months ended March 31, 2000 and the year ended December 31, 1999

                                                   Three months
                                                      ended      Year ended
                                                     March 31,  December 31,
                                                       2000         1999
                                                    ---------    ---------

    Net income (loss)                               $(103,727)   $(453,877)
    Depreciation and amortization                         473         --
                                                    ---------    ---------

                                                     (103,254)    (453,877)


Cash flow from operating activities:
    Changes in assets and liabilities
       Receivables                                  $    --      $  11,000
       Prepaids and deposits                          (18,514)        --
       Accounts payable                               (10,173)      24,025
       Accrued expenses                               (10,380)      37,000
                                                    ---------    ---------

          Cash flow generated by (used in)
            operating activit$es                     (142,321)   $(381,852)
                                                    ---------    ---------

Cash flow from investing activities:
    Purchase of furniture and equipment             $ (18,941)   $    --
                                                    ---------    ---------

          Net cash generated by (used in)
            investing activities                    $ (18,941)   $    --
                                                    ---------    ---------


Cash flow from financing activities:
    Borrowings under notes payable -
            related party                           $  45,000    $ 314,194
    Issuance of common stock for services                 750       50,000
    Proceeds from sale of common stock                950,000         --
                                                    ---------    ---------

          Net cash generated by (used in)
            financing activities                    $ 995,750    $ 364,194
                                                    ---------    ---------

                                                      834,488      (17,658)

          Balance at beginning of year                    533       18,191
                                                    ---------    ---------

          Balance at end of year                    $ 835,021    $     533
                                                    =========    =========


Supplementary disclosure:

    Cash paid for interest                          $      56    $    --
                                                    ---------    ---------

    Cash paid for taxes                             $    --      $    --
                                                    ---------    ---------

    Conversion of notes payable into common stock   $ 865,868    $    --
                                                    ---------    ---------

    Common stock issued for services                $     750    $  50,000
                                                    ---------    ---------

    The accompanying notes are an integral part of these financial statements

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                 March 31, 2000

1.       NATURE OF OPERATIONS

         Company History
         ---------------

         VHS Network, Inc. (the "Company") was incorporated in the State of Florida on December 18, 1995 as Ronden Vending Corp. On December 24, 1996, the Company incorporated a wholly owned subsidiary called Ronden Acquisition, Inc. a Florida corporation. Ronden Acquisition, Inc. then merged with Video Home Shopping, Inc. (a Tennessee corporation), and Ronden Acquisition, Inc. was the surviving Florida Corporation. In 1996, Video Home Shopping, Inc. was a network marketing and distribution company which offered a wide range of products and services to consumers through the medium of video tape, however, after the merger the Company decided not to continue with the network marketing and distribution operations of Video Home Shopping, Inc. of Tennessee.

         On January 9, 1997, articles of merger were filed for the Company as the surviving corporation of a merger between the Company and its wholly owned subsidiary Ronden Acquisitions, Inc. This step completed the forward triangular merger between Video Home Shopping, Inc., Ronden Acquisition, Inc. and the Company.

         On January 9, 1997, articles of amendment were filed to change the name of the Company from Ronden Vending Corp. to VHS Network, Inc. On April 9, 1997, the Company incorporated VHS Acquisition, Inc. as a wholly owned subsidiary.

         In April 1997, the Company was restructured by way of a reverse take-over involving its wholly owned subsidiary, VHS Acquisition, Inc. a Florida company, and VHS Network Inc., a Manitoba and Canadian controlled private corporation. Pursuant to the reverse take-over, the sole shareholder of VHS Network Inc., Groupmark Canada Limited, received 400,000 shares of the Company's common stock and a secured promissory note for US$500,000 and became the controlling shareholder of the Company. In 1998, the promissory note for $500,000 was converted into 5,000,000 common shares.

         On April 12, 2000, the Company acquired all the outstanding common shares of China eMall Corporation, an Ontario private company. This represents a 100% interest in the voting stock of China eMall Corporation.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                 March 31, 2000


1.       NATURE OF OPERATIONS (continued)

         Operations
         ----------

         During 1999, the Company has been repositioning itself to identify technologies and market opportunities in the United States, Canada and abroad in Internet and electronic commerce interactive media, and SmartCARD loyalty marketing. The Company will operate and/or develop two lines of business as follows:

         China eMall Corporation ("China eMall"): Through its acquired subsidiary, China eMall Corporation, an Ontario, Canada corporation, the Company provides Internet marketing and information services to facilitate trade between Chinese and western businesses. The Company's primary focus will be to establish an on-line presence to facilitate the export of Chinese products. Through its multi-functional portal, Chinese suppliers can post their products and services in a format that is easy for searching, quoting and tracking, and that gives a western buyer access to multiple suppliers for the best quality and price, and direct communication. Realizing the difference in business culture and financial systems, China eMall will allocate substantial amount of resources in assisting in the communications, export/import processing, financial transaction and product services. China eMall's business will make use of Internet technology to speed up the export process and broaden the sales channels for Chinese goods and services, and more importantly, bring customers into direct contact with Chinese producers who can constantly upgrade their products to meet customers' needs. China eMall has an agreement with Wangfujing Department Store Ltd., a large Chinese retailer, as its prime product supplier.

         SmartCARD: The Company is developing computer chip-based plastic access cards that utilize proprietary SmartCARD technology, which is licensed from Groupmark Canada Limited, a related party. This technology enables the cards to be used for identification purposes and as debit or charge cards. The Company intends to focus its marketing efforts on companies that wish to distribute these cards to their customers as a reward for their loyalty. Groupmark Canada Limited owns the registered trademark "SmartCARD" in Canada and has a pending application in the United States. Groupmark Canada has granted the Company a license to use the trademark "SmartCARD." Pursuant to the terms of the license agreement, the Company will pay to Groupmark a royalty of 5% of net sales of products using the SmartCARD trademark and technology.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                 March 31, 2000


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States. The following is a summary of the significant accounting policies followed in the preparation of these consolidated financial statements.

         Principles of Consolidation
         ---------------------------

         The consolidated financial statements include the accounts of the Company and all of its subsidiary companies. Intercompany accounts and transactions have been eliminated on consolidation.

         Cash and Cash Equivalents
         -------------------------

         Cash and cash equivalents consist of cash on hand and cash deposited with financial institutions, including money market accounts, and commercial paper purchased with an original maturity of three months or less.

         Concentration of Cash
         ---------------------

         The Company at times maintains cash balances in accounts that are not fully federally insured. Uninsured balances as of December 31, 1999 were $533.

         Inventories
         -----------

         Inventories are stated at the lower of cost (first in, first out method) or market.

         Property and Equipment
         ----------------------

         Property and equipment are stated at cost or, in the case of leased assets under capital leases, at the present value of future lease payments at inception of the lease. Major improvements that materially extend the useful life of property are capitalized. Depreciation is calculated on a straight-line basis over the estimated useful lives of the various assets, which range from three to seven years. Leasehold improvements and leased assets under capital leases are amortized over the life of the asset or the period of the respective lease using the straight-line method, whichever is the shortest. Expenditures for repairs and maintenance are charged to expense as incurred.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                 March 31, 2000


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         Stock-based Compensation
         ------------------------

         The Company accounts for its stock-based compensation plan based on Accounting Principles Board ("APB") Opinion No. 25. In October 1995, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123, "Accounting for Stock-Based Compensation." The Company has determined that it will not change to the fair value method and will continue to use APB Opinion No. 25 for measurement and recognition of any expense related to employee stock based transactions.

         Income Taxes
         ------------

         The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". Income taxes are provided for the tax effects of transactions reported in the consolidated financial statements and consist of deferred taxes related to differences between the basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will be either taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future taxable income.

         Foreign Currency Translation
         ----------------------------

         Transactions are translated into the functional currency at the exchange rates in effect at the time the transactions occur. Exchange gains and losses arising on translation are included in the operating results for the year.

         Revenue
         -------

         Sales are recorded for products upon shipment of product to customers and transfer of title under standard commercial terms.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                 March 31, 2000


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         Comprehensive Income
         --------------------

         In 1999, the Company adopted SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income consists of net income and unrealized gains (losses) on available for sale marketable securities and is presented in the consolidated statements of shareholders' equity and comprehensive income. SFAS No. 130 requires only additional disclosures in the consolidated financial statements and does not affect the Company's financial position or results of operations. The Company does not have elements of comprehensive income for the three months ended March 31, 2000 and for the year ended December 31, 1999.

         Income (loss) per common share
         ------------------------------

         Income (loss) per common share is computed on the weighted average number of common or common and common equivalent shares outstanding during each year. Basic Earnings-per-Share ("EPS") is computed as net income (loss) applicable to common stockholders' divided by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur from common shares issuable through stock options, warrants, and other convertible securities when the effect would be dilutive.

         Long-lived assets
         -----------------

         In accordance with Statement of Financial Accounting Standards ("SFAS") No. 121, the Company reviews the carrying value of its long-lived assets and identifiable intangibles for possible impairment whenever events or changes in circumstances indicate the carrying amount of assets to be held and used may not be recoverable.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                 March 31, 2000


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         Use of Estimates
         ----------------

         The preparation of the financial statements in conformity with generally accepted accounting principles necessarily requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could significantly differ from those estimates.

         Recently Issued Accounting Pronouncements
         -----------------------------------------

         In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 requires recognition of all derivative financial instruments as either assets or liabilities in consolidated balance sheets at fair value and determines the method
         (s) of gain/loss recognition. The FASB issued SFAS No. 137, "Deferral of the Effective Date of FASB Statement No. 133" in June 1999 to defer the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. The Company will adopt SFAS No. 133 in 2000 and we are currently assessing the effect that it may have on our consolidated financial statements.


3.       INVENTORIES

         On April 29, 1998, the Company acquired approximately 32,000 sets of printed art reproductions. Each set consists of four full-color prints from "The Andover Series" by artist Jim Perleberg. Each image has a title narrative printed in the margin and is re-signed, in the plate, by the artist.

         The Company acquired these sets of prints in exchange for 1,399,992 shares of its common stock valued at $559,997. Starting in May 2000, the Company will be offering these prints for sale through its own web site and other Internet web sites.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                 March 31, 2000


4.       INCOME TAXES

         No provision for federal and state taxes has been recorded for the three month period ending March 31, 2000 or for the year ended December 31, 1999, since the Company incurred net operating losses for these periods.

5.       STOCKHOLDERS' EQUITY

         Common Stock
         ------------

          In December 1999, the Company commenced a private placement of its common shares under Rule 504 of Regulation D promulgated under the Securities Act of 1933 and section 203 (t) of the Pennsylvania
         Securities Act of 1972. As of March 31, 2000, the Company has sold 2,583,333 shares for $1,000,000, completing the full offering.

6.       STOCK OPTIONS

         In 1998, the Company granted stock options to two executive officers and a member of the board. The stock options were non-qualified stock options. The options were granted at the fair market value of the stock as determined by the Board of Directors. Stock options were granted to purchase a total of 1,250,000 common shares at $0.40 per share. The options are immediately vested and expire on December 31, 2002.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                 March 31, 2000


7.       RELATED PARTY TRANSACTIONS

         Groupmark Canada Limited
         ------------------------

         In 1997, the Company entered into a management service agreement with Groupmark Canada Limited ("Groupmark"), of which the Chairman and Chief Executive Officer of the Company is the sole shareholder. Under this agreement, Groupmark provides the Company all management, daily administrative functions, financial and business advisory services.
         Groupmark  was  also   contracted   to  assist  in  the   technological
         development of the "SmartCARD." Contractually, charges for these services are not to exceed $56,000 per month.

         Amounts due Groupmark pursuant to this management service agreement as of March 31, 2000 and December 31, 1999 are $825,000 and $1,645,868,
         respectively. Groupmark has the option to accept payment by way of the Company's common stock at fair market value in lieu of cash. In March 2000, Groupmark converted $865,868 of the amounts due it under the management service agreement into 2,500,000 shares of the Company's common stock.

8.       COMMITMENTS AND CONTINGENCIES

         Legal
         -----

         The Company is not currently aware of any legal proceedings or claims that the Company believes will have, individually or in the aggregate, a material adverse effect on the Company's financial position or results of operations.

         Video Home Shopping, Inc., a Tennessee Corporation
         --------------------------------------------------

         In December 1996, the Company merged Video Home Shopping, Inc., a Tennessee corporation. Subsequent to the merger, the new management of the Company decided not to continue with the business operations of Video Home Shopping, Inc. In consideration of the closure of Video Home Shopping, Inc., the Company continues to maintain a reserve for potential loss contingencies from these operations of $350,000.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                 March 31, 2000


8.       COMMITMENTS AND CONTINGENCIES (continued)

         Going Concern Uncertainties
         ---------------------------

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has experienced recurring operating losses and negative cash flows from operations. The Company's continued existence is dependent upon its ability to increase operating revenues and/or raise additional equity financing.

         In view of these matters, management believes that actions presently being taken to expand the Company's operations and to continue its web-site development activity provide the opportunity for the Company to return to profitability. The continued focus on strategic technological investments will improve the Company's cash flow, profitability, and ability to raise additional capital so that it can meet its strategic objectives.

         Management raised additional capital, $950,000 during the three months ended March 31, 2000, and is currently in the process of negotiating additional equity financing with potential investors. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

9.       SUBSEQUENT EVENTS

         Acquisition of China eMall Corporation
         --------------------------------------

         On April 12, 2000, the Company completed the acquisition of all outstanding common shares of China eMall Corporation, ("eMall") an e-commerce company, through the issuance of 2,100,000 shares of the Company's common stock, which had a market value of $1,181,250. eMall has Preferred Stock outstanding that is convertible into 4,015,000 shares of the Company's common stock. The Company has a 100% interest in the voting stock of China eMall as a result of this transaction. The Preferred Stock of eMall is non-voting, and it is convertible into the Company's common stock at the discretion of the holders of eMall
         Preferred Stock. The eMall Preferred Stock can be redeemed by the Company at the earlier of: (a) three years from the date on which a registration statement for the Common shares of the Company is filed with the Securities and Exchange Commission in the US; or (b) five years from the date of issue, (April 12, 2000). The operations of eMall for the three month period ending March 31, 2000 were deminimis.

                                VHS NETWORK, INC.

                          Notes to Financial Statements
                                 March 31, 2000


9.       SUBSEQUENT EVENTS (Continued)

         Common Stock Transactions
         -------------------------

         On April 12, 2000, the Company sold 550,000 shares of its common stock for $110,000, which included warrants to purchase 1,225,000 shares of its common stock at exercise prices ranging from $0.35 to $0.95. All warrants expire on or before 180 days from the date of issuance.

         Acquisition of Exodus Acquisition Corporation
         ---------------------------------------------

         In May 2000, the Company has agreed to merge with Exodus Acquisition Corporation, a California corporation, and a fully reporting company under regulation 12(g) of the Securities Exchange Act of 1934. Exodus has no material assets or liabilities. The Company will exchange 500,000 shares of the Company's common stock for all the outstanding shares of Exodus Acquisition Corporation. To conclude this transaction, the Company has incurred $90,000 in acquisition related expenses. The operations of Exodus for the three month period ending March 31, 2000 were deminimis.

ITEM 8.           CHANGE IN FISCAL YEAR

         Not applicable. The Company has a fiscal year ending on December 31.

EXHIBITS

2.1. Agreement and Plan of Reorganization between VHS, Network, Inc. and Exodus Acquisition Corporation, dated May 6, 2000.

3.1. Articles of Incorporation of VHS Network, Inc., Articles of Merger and Articles of amendment for VHS Network.

3.2.     By-Laws of VHS Network, Inc.

10.1 Share Exchange Agreement between VHS Network, Inc., China eMall Corporation, Uphill Capital Inc., GDCT Investment Inc., Gang Chai and Qin Lu Chai, Qing Wang and Tai Xue Shi, Charles He, and Forte Management Corp. dated April 12, 2000.

10.2     Consulting   Services   Agreement  between  VHS  Network,   Inc.,  G.C.
         Consulting and Investment Corp. and Gang Chai dated March 1, 2000.

10.3 License Agreement between Groupmark Canada Limited and VHS Network, Inc. dated January 1, 2000.

10.4 Management Services Agreement between Groupmark Canada Limited and VHS Network, Inc.

10.5 Stephen Rossi Consulting Agreement between VHS Network, Inc., and Stephen Rossi dated December 20, 2000.

10.6 Agreement and Plan of Merger dated as of December 26, 1996 made among Ronden Vending Corp., Ronden Acquisition, Inc., Video Home Shopping, Inc. (a Tennessee corporation), Progressive Media Group, Inc. and Pamela Wilkerson.

10.7 Agreement and Plan of Merger dated as of December 30, 1996 between Ronden Vending Corp. and Ronden Acquisition, Inc.

*10.8 Private Placement Offering Materials and Subscription Agreement dated December 21, 1999.

23.1     Consent of Accountants.

27.1     Financial Data schedule.
         (a)      VHS Network Financial Statements
         (b)      Exodus Acquisition Financial Statements

99.1     Form 10SB of Exodus Acquisition Corporation (File No. 33-0893488).
-------------------------
*To be filed by amendment

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                               VHS NETWORK, INC.


                               By /s/ Elwin Cathcart
                               ---------------------
                                      Elwin Cathcart
                                      Chairman and Chief Executive Officer

Dated as of: May 12, 2000


                                       27